EXHIBIT 99.1

Lakeland Bancorp Announces Second Quarter Results

OAK RIDGE, N.J., July 26, 2019 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (NASDAQ: LBAI) (the “Company”), the parent company of Lakeland Bank (“Lakeland”), reported net income of $17.5 million and earnings per diluted share ("EPS") of $0.34 for the three months ended June 30, 2019 versus net income of $15.8 million and diluted EPS of $0.33 for the prior year quarter. For the second quarter of 2019, annualized return on average assets was 1.12%, annualized return on average common equity was 10.16% and annualized return on average tangible common equity was 13.21%.

For the six months ended June 30, 2019, the Company reported net income of $33.1 million, a 6% increase compared to $31.1 million for the same period in 2018. For the six months ended June 30, 2019, the Company reported diluted EPS of $0.65, which equaled diluted EPS for the first six months of 2018. Excluding merger-related expenses pertaining to the Company’s January 2019 acquisition of Highlands Bancorp, Inc. ("Highlands") of $2.4 million, tax-effected, net income for the six months ended June 30, 2019 was $35.5 million, or $0.70 per diluted share. For the first six months of 2019, return on average assets was 1.07%, return on average common equity was 9.79%, and return on average tangible common equity was 12.77%. Excluding merger-related expenses these ratios were 1.15%, 10.49% and 13.69%, respectively.

Thomas Shara, Lakeland Bancorp’s President and CEO commented, "We are pleased to report record quarterly net income of $17.5 million for the second quarter of 2019. Our quarterly results reflect a 10% growth in quarterly net income compared to the same prior year period, partially attributable to the Highlands Bancorp acquisition completed earlier in the year. Our record results were achieved in spite of an increase in our effective tax rate this quarter, due to the recent changes in the New Jersey tax rules. While commercial loan production this year has been very healthy, loan prepayments continue at an accelerated pace keeping loan growth muted. However, we are pleased with the 5% growth of our C&I area this quarter along with 9% growth in our Equipment Finance area."

Net Interest Margin and Income

Net interest margin for the second quarter of 2019 of 3.39% decreased four basis points from the second quarter of 2018 and decreased three basis points from the first quarter of 2019. The decrease in net interest margin was due primarily to an increase in the cost of interest-bearing liabilities. Net interest margin for the first six months of 2019 of 3.41% equaled net interest margin for the same period in 2018.

The yield on interest-earning assets for the second quarter of 2019 was 4.46% compared to 4.12% for the second quarter of 2018 and 4.44% for the first quarter of 2019. The yield on interest-earning assets for the first six months of 2019 was 4.45% compared to 4.07% during the same period in 2018. The increase in yield on interest-earning assets was a result of originating higher yielding loans, additional accretion income on loans resulting from the Highlands acquisition and higher investment securities yields.

The cost of interest-bearing liabilities for the second quarter of 2019 was 1.42% compared to 0.91% for the second quarter of 2018 and 1.34% for the first quarter of 2019. The cost of interest-bearing liabilities for the first six months of 2019 was 1.38% compared to 0.87% during the same period in 2018. The cost of interest-bearing transaction accounts, time deposits and borrowings have increased since 2018 largely driven by competitive pressures and higher market interest rates.

Net interest income increased to $49.2 million for the second quarter of 2019 compared to $43.5 million for the second quarter of 2018, due primarily to the growth of interest-earning assets and increases in loan yields, partially offset by an increase in interest-bearing liabilities and higher interest rates on deposits and borrowings. Net interest income for the first six months of 2019 was $97.8 million, as compared to $85.7 million for the same period in 2018.

Noninterest Income

Noninterest income increased $680,000 to $6.4 million for the second quarter of 2019 from $5.7 million for the second quarter of 2018. Service charges on deposit accounts increased $210,000 compared to the second quarter of 2018 due primarily to deposit growth. Commissions and fees increased $315,000 compared to the second quarter of 2018 due primarily to an increase in commercial loan fees and investment services income, while gains on sales of loans increased $128,000.

For the first six months of 2019, noninterest income totaled $12.1 million compared to $11.0 million for the same period in 2018 as the Company recorded a $453,000 gain on equity securities in the first half of 2019 compared to $55,000 during the same period in 2018. In addition, commissions and fees increased $455,000 compared to the first half of 2018 due primarily to an increase in investment services income, while gains on sales of loans increased $253,000.

Noninterest Expense

Noninterest expense totaled $31.7 million for the second quarter of 2019 compared to $27.6 million for the second quarter of 2018. Noninterest expense in the second quarter of 2019 included $318,000 in merger related expenses. Salary and employee benefit expense increased $2.7 million as a result of additions to our staff from the Highlands merger, normal merit increases and higher benefit costs. In the second quarter of 2019, data processing expense increased $249,000 compared to the second quarter of 2018 due primarily to the Company’s continued expansion and improvement of its digital infrastructure. Other expenses increased $377,000 due primarily to an increase in consulting expense.

For the first six months of 2019, noninterest expense totaled $65.7 million compared to $54.7 million for the same period in 2018. Excluding merger related expenses of $3.2 million, noninterest expense increased $7.8 million compared to the first half of 2018 primarily as a result of additional Highlands expenses from merger date in January 2019 through system conversion date in April, as well as increased salary and benefit expenses and increased data processing expenses.

Income Tax Expense

The effective tax rate for the second quarter of 2019 was 27.0% compared to 21.3% for the first quarter of 2019, as a result of a technical bulletin issued by the New Jersey Division of Taxation during second quarter 2019, which will result in increasing our effective tax rate for 2019 to 24.5%.

Financial Condition

At June 30, 2019, total assets were $6.41 billion, an increase of $601.1 million, including $496.5 million from the Highlands acquisition compared to December 31, 2018. For the six months ended June 30, 2019, total loans grew $465.6 million, including $425.0 million from Highlands, to $4.92 billion and investment securities increased $42.0 million, including $24.5 million from Highlands, to $863.5 million. On the funding side, total deposits increased $461.9 million, including $409.6 million from Highlands, to $5.08 billion, while borrowings increased $32.7 million to $552.7 million. At June 30, 2019, total loans as a percent of total deposits was 96.9%.

Asset Quality

At June 30, 2019, non-performing assets increased to $15.0 million, 0.23% of total assets, compared to $13.0 million, 0.22% of total assets, at December 31, 2018. Non-accrual loans as a percent of total loans equaled 0.29% at June 30, 2019 compared to 0.27% at December 31, 2018. The allowance for loan losses increased to $38.7 million, 0.78% of total loans, at June 30, 2019, compared to $37.7 million, 0.84% of total loans, at December 31, 2018. The Company's allowance for loan losses excluding acquired loans would be 0.92%. In the second quarter of 2019, the Company had net loan recoveries of $683,000, or 0.06% of average loans, annualized, compared to net charge-offs of $532,000, or 0.05% of average loans, annualized, for the same period in 2018. There was no provision for loan losses for second quarter of 2019 compared to provision for loan losses of $1.5 million in the second quarter of 2018.

Capital

At June 30, 2019, stockholders' equity was $698.5 million compared to $623.7 million at December 31, 2018, a 12% increase. Lakeland Bank remains above FDIC “well capitalized” standards, with a Tier 1 Leverage Ratio of 9.30% at June 30, 2019. The book value per common share and tangible book value per common share increased 10.0% and 10.2% to $13.85 and $10.66, respectively, compared to $12.59 and $9.67 at June 30, 2018. On July 24, 2019, the Company declared the quarterly cash dividend of $0.125 per share to be paid on August 15, 2019, to shareholders of record as of August 5, 2019.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “anticipates”, “projects”, “intends”, “estimates”, “expects”, “believes”, “plans”, “may”, “will”, “should”, “could”, and other similar expressions are intended to identify such forward-looking statements. The Company cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company’s markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation and regulation affecting the financial services industry, government intervention in the U.S. financial system, changes in federal and state tax laws, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company’s lending and leasing activities, successful implementation, deployment and upgrades of new and existing technology, systems, services and products, customers’ acceptance of the Company’s products and services, competition and failure to realize anticipated efficiencies and synergies from the merger of Highlands Bancorp, Inc. into Lakeland Bancorp and the merger of Highlands State Bank into Lakeland Bank. Any statements made by the Company that are not historical facts (including statements regarding anticipated synergies from the Highlands Bancorp and Highlands State Bank mergers and regarding positioning for 2019) should be considered to be forward-looking statements. The Company is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

Explanation of Non-GAAP Financial Measures

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). This press release also contains certain supplemental non-GAAP information that the Company’s management uses in its analysis of the Company’s financial results. Specifically, the Company provides measures based on what it believes are its operating earnings on a consistent basis, and excludes material non-routine operating items which affect the GAAP reporting of results of operations. The Company’s management believes that providing this information to analysts and investors allows them to better understand and evaluate the Company’s core financial results for the periods in question.

The Company also provides measurements and ratios based on tangible equity and tangible assets. These measures are utilized by regulators and market analysts to evaluate a company’s financial condition and, therefore, the Company’s management believes that such information is useful to investors.

The Company also uses an efficiency ratio that is a non-GAAP financial measure. The ratio that the Company uses excludes amortization of core deposit intangibles, provision for unfunded lending commitments and, where applicable, long-term debt prepayment fees and merger related expenses. Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes gains and losses from the sale of investment securities and gain on debt extinguishment, which can vary from period to period. The Company uses this ratio because it believes the ratio provides a relevant measure to compare the operating performance period to period.

These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. See accompanying non-GAAP tables.

About Lakeland

Lakeland Bancorp, Inc. (NASDAQ:LBAI) has approximately $6.41 billion in total assets. Lakeland Bank, a wholly-owned subsidiary of Lakeland Bancorp, Inc., operates 53 branch offices throughout Bergen, Essex, Morris, Ocean, Passaic, Somerset, Sussex, and Union counties in New Jersey including one branch in Highland Mills, New York; five New Jersey regional commercial lending centers in Bernardsville, Jackson, Montville, Teaneck and Waldwick; and one New York commercial lending center to serve the Hudson Valley region. Lakeland also has a commercial loan production office serving Middlesex and Monmouth counties in New Jersey. Lakeland Bank offers an extensive suite of financial products and services for businesses and consumers. Visit LakelandBank.com for more information.

Thomas J. Shara
President & CEO

Thomas F. Splaine
EVP & CFO
973-697-2000

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	Three Months Ended June 30,		Six months ended June 30,
(Dollars in thousands, except per share amounts)	2019	2018	2019	2018

INCOME STATEMENT
Net interest income	$49,198	$43,493	$97,804	$85,729
Provision for loan losses	—	(1,492)	(508)	(2,776)
Gains on sales of loans	428	300	799	546
Gain on equity securities	100	73	453	55
Other noninterest income	5,861	5,336	10,860	10,442
Merger related expenses	(318)	—	(3,178)	—
Other noninterest expense	(31,368)	(27,574)	(62,492)	(54,711)
Pretax income	23,901	20,136	43,738	39,285
Provision for income taxes	(6,444)	(4,298)	(10,655)	(8,192)
Net income	$17,457	$15,838	$33,083	$31,093

Basic earnings per common share	$0.34	$0.33	$0.65	$0.65
Diluted earnings per common share	$0.34	$0.33	$0.65	$0.65
Dividends paid per common share	$0.125	$0.115	$0.240	$0.215
Weighted average shares - basic	50,509	47,600	50,393	47,552
Weighted average shares - diluted	50,649	47,770	50,544	47,753

SELECTED OPERATING RATIOS
Annualized return on average assets	1.12%	1.17%	1.07%	1.16%
Annualized return on average common equity	10.16%	10.71%	9.79%	10.65%
Annualized return on average tangible common equity (1)	13.21%	13.97%	12.77%	13.94%
Annualized yield on interest-earning assets	4.46%	4.12%	4.45%	4.07%
Annualized cost of interest-bearing liabilities	1.42%	0.91%	1.38%	0.87%
Annualized net interest spread	3.04%	3.21%	3.07%	3.20%
Annualized net interest margin	3.39%	3.43%	3.41%	3.41%
Efficiency ratio (1)	55.78%	55.60%	56.20%	56.08%
Stockholders' equity to total assets			10.90%	10.80%
Book value per common share			$13.85	$12.59
Tangible book value per common share (1)			$10.66	$9.67
Tangible common equity to tangible assets (1)			8.61%	8.51%

ASSET QUALITY RATIOS			6/30/2019	6/30/2018
Ratio of allowance for loan losses to total loans			0.78%	0.85%
Non-performing loans to total loans			0.29%	0.33%
Non-performing assets to total assets			0.23%	0.30%
Annualized net charge-offs (recoveries) to average loans			(0.02)%	0.08%

(1) See Supplemental Information - Non-GAAP Financial Measures

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

SELECTED BALANCE SHEET DATA AT PERIOD-END			6/30/2019	6/30/2018
Loans			$4,922,373	$4,281,302
Allowance for loan losses			38,662	36,604
Investment securities			863,474	798,096
Total assets			6,407,195	5,534,488
Total deposits			5,082,598	4,400,019
Short-term borrowings			258,703	197,870
Other borrowings			294,022	301,339
Stockholders' equity			698,463	597,864

SELECTED AVERAGE BALANCE SHEET DATA	For the Three Months Ended		For the Six Months Ended
	6/30/2019	6/30/2018	6/30/2019	6/30/2018
Loans	$4,917,109	$4,247,443	$4,894,447	$4,220,972
Investment securities	854,608	811,361	856,318	816,182
Interest-earning assets	5,836,333	5,094,048	5,804,769	5,078,425
Total assets	6,256,523	5,437,540	6,220,076	5,423,552
Noninterest-bearing demand deposits	1,083,745	969,965	1,069,979	967,246
Savings deposits	502,340	496,630	507,775	492,173
Interest-bearing transaction accounts	2,562,365	2,195,553	2,558,636	2,217,676
Time deposits	961,212	792,270	925,837	776,929
Total deposits	5,109,662	4,454,418	5,062,227	4,454,024
Short-term borrowings	110,941	73,305	119,907	64,271
Other borrowings	283,177	283,206	294,788	283,425
Total interest-bearing liabilities	4,420,035	3,840,964	4,406,943	3,834,474
Stockholders' equity	689,324	593,388	681,309	588,571

Lakeland Bancorp, Inc.
Consolidated Statements of Income
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in thousands, except per share amounts)	2019	2018	2019	2018

INTEREST INCOME
Loans and net deferred fees and costs	$59,119	$47,659	$116,761	$93,203
Federal funds sold and interest-bearing deposits with banks	348	145	602	311
Taxable investment securities and other	4,985	4,027	9,858	8,019
Tax exempt investment securities	396	429	804	872
TOTAL INTEREST INCOME	64,848	52,260	128,025	102,405
INTEREST EXPENSE
Deposits	12,762	6,501	24,259	12,256
Federal funds purchased and securities sold under agreements to repurchase	494	233	1,102	367
Other borrowings	2,394	2,033	4,860	4,053
TOTAL INTEREST EXPENSE	15,650	8,767	30,221	16,676
NET INTEREST INCOME	49,198	43,493	97,804	85,729
Provision for loan losses	—	1,492	508	2,776
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	49,198	42,001	97,296	82,953
NONINTEREST INCOME
Service charges on deposit accounts	2,755	2,545	5,328	5,156
Commissions and fees	1,725	1,410	3,137	2,682
Income on bank owned life insurance	690	711	1,373	1,430
Gain on equity securities	100	73	453	55
Gains on sales of loans	428	300	799	546
Other income	691	670	1,022	1,174
TOTAL NONINTEREST INCOME	6,389	5,709	12,112	11,043
NONINTEREST EXPENSE
Salaries and employee benefit expense	19,379	16,708	38,610	33,569
Net occupancy expense	2,629	2,603	5,583	5,341
Furniture and equipment expense	2,165	2,011	4,281	4,217
FDIC insurance expense	401	400	851	825
Stationary, supplies and postage expense	401	443	848	859
Marketing expense	538	456	1,007	817
Data processing expense	1,225	976	2,552	1,442
Telecommunications expense	478	462	971	883
ATM and debit card expense	583	558	1,185	1,068
Core deposit intangible amortization	301	153	605	310
Other real estate owned and other repossessed assets expense	108	21	194	67
Merger related expenses	318	—	3,178	—
Other expenses	3,160	2,783	5,805	5,313
TOTAL NONINTEREST EXPENSE	31,686	27,574	65,670	54,711
INCOME BEFORE PROVISION FOR INCOME TAXES	23,901	20,136	43,738	39,285
Provision for income taxes	6,444	4,298	10,655	8,192
NET INCOME	$17,457	$15,838	$33,083	$31,093
EARNINGS PER COMMON SHARE:
Basic	$0.34	$0.33	$0.65	$0.65
Diluted	$0.34	$0.33	$0.65	$0.65
DIVIDENDS PAID PER COMMON SHARE	$0.125	$0.115	$0.240	$0.215

Lakeland Bancorp, Inc.
Consolidated Balance Sheets

(Dollars in thousands)	June 30, 2019	December 31, 2018
	(Unaudited)
ASSETS
Cash	$223,684	$205,199
Interest-bearing deposits due from banks	23,215	3,400
Total cash and cash equivalents	246,899	208,599
Investment securities available for sale, at fair value	664,122	638,618
Equity securities, at fair value	15,382	15,921
Investment securities held to maturity; fair value of $161,028 at June 30, 2019 and $150,932 at December 31, 2018	160,328	153,646
Federal Home Loan Bank and other membership stocks, at cost	23,642	13,301
Loans held for sale	1,391	1,113
Loans, net of deferred fees	4,922,373	4,456,733
Allowance for loan losses	(38,662)	(37,688)
Net loans and leases	4,883,711	4,419,045
Premises and equipment, net	50,106	49,175
Operating lease right-of-use assets	18,598	—
Accrued interest receivable	17,365	16,114
Goodwill	155,830	136,433
Other identifiable intangible assets	4,891	1,768
Bank owned life insurance	111,133	110,052
Other assets	53,797	42,308
TOTAL ASSETS	$6,407,195	$5,806,093

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$1,089,474	$950,218
Savings and interest-bearing transaction accounts	3,007,784	2,913,414
Time deposits $250 thousand and under	781,126	589,737
Time deposits over $250 thousand	204,214	167,301
Total deposits	5,082,598	4,620,670
Federal funds purchased and securities sold under agreements to repurchase	258,703	233,905
Other borrowings	175,820	181,118
Subordinated debentures	118,202	105,027
Operating lease liabilities	20,175	—
Other liabilities	53,234	41,634
TOTAL LIABILITIES	5,708,732	5,182,354

STOCKHOLDERS' EQUITY
Common stock, no par value; authorized 100,000,000 shares at June 30, 2019 and at December 31, 2018; issued shares 50,441,279 at June 30, 2019 and 47,486,250 shares at December 31, 2018	558,768	514,703
Retained earnings	137,887	116,874
Accumulated other comprehensive income (loss)	1,808	(7,838)
TOTAL STOCKHOLDERS' EQUITY	698,463	623,739
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$6,407,195	$5,806,093

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	June 30,	March 31,	Dec 31,	Sept 30,	June 30,
(Dollars in thousands, except per share data)	2019	2019	2018	2018	2018

INCOME STATEMENT
Net interest income	$49,198	$48,606	$44,206	$43,624	$43,493
Provision for loan losses	—	(508)	(591)	(1,046)	(1,492)
Gains on sales of loans	428	371	299	484	300
Gain (loss) on equity securities	100	353	(199)	(439)	73
Other noninterest income	5,861	4,999	5,528	5,594	5,336
Merger related expenses	(318)	(2,860)	(464)	—	—
Other noninterest expense	(31,368)	(31,124)	(28,199)	(27,793)	(27,574)
Pretax income	23,901	19,837	20,580	20,424	20,136
Provision for income taxes	(6,444)	(4,211)	(5,030)	(3,666)	(4,298)
Net income	$17,457	$15,626	$15,550	$16,758	$15,838

Basic earnings per common share	$0.34	$0.31	$0.32	$0.35	$0.33
Diluted earnings per common share	$0.34	$0.31	$0.32	$0.35	$0.33
Dividends paid per common share	$0.125	$0.115	$0.115	$0.115	$0.115
Dividends paid	$6,357	$5,838	$5,510	$5,510	$5,509
Weighted average shares - basic	50,509	50,275	47,605	47,605	47,600
Weighted average shares - diluted	50,649	50,442	47,780	47,788	47,770

SELECTED OPERATING RATIOS
Annualized return on average assets	1.12%	1.02%	1.08%	1.19%	1.17%
Annualized return on average common equity	10.16%	9.41%	10.05%	11.02%	10.71%
Annualized return on average tangible common equity (1)	13.21%	12.32%	12.98%	14.31%	13.97%
Annualized net interest margin	3.39%	3.42%	3.29%	3.32%	3.43%
Efficiency ratio (1)	55.78%	56.62%	56.18%	56.00%	55.60%
Common stockholders' equity to total assets	10.90%	10.70%	10.74%	10.80%	10.80%
Tangible common equity to tangible assets (1)	8.61%	8.41%	8.57%	8.55%	8.51%
Tier 1 risk-based ratio	11.10%	10.98%	11.26%	11.21%	11.16%
Total risk-based ratio	13.59%	13.48%	13.71%	13.69%	13.67%
Tier 1 leverage ratio	9.30%	9.23%	9.39%	9.42%	9.43%
Common equity tier 1 capital ratio	10.52%	10.38%	10.62%	10.56%	10.49%
Book value per common share	$13.85	$13.51	$13.14	$12.79	$12.59
Tangible book value per common share (1)	$10.66	$10.35	$10.22	$9.88	$9.67

(1) See Supplemental Information - Non-GAAP Financial Measures

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	June 30,	March 31,	Dec 31,	Sept 30,	June 30,
(Dollars in thousands)	2019	2019	2018	2018	2018

SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans	$4,925,300	$4,924,671	$4,460,447	$4,332,238	$4,281,302
Allowance for loan losses	38,662	37,979	37,688	37,293	36,604
Investment securities	863,474	850,729	821,486	801,315	798,096
Total assets	6,407,195	6,365,063	5,806,093	5,627,057	5,534,488
Total deposits	5,082,598	5,064,584	4,620,670	4,642,443	4,400,019
Short-term borrowings	258,703	261,266	233,905	47,398	197,870
Other borrowings	294,022	293,976	286,145	289,635	301,339
Stockholders' equity	698,463	681,343	623,739	607,555	597,864

LOANS
Commercial, real estate	$3,737,447	$3,769,545	$3,377,324	$3,281,946	$3,222,461
Commercial, industrial and other	407,776	389,230	336,735	334,241	339,974
Equipment financing	99,351	90,791	87,925	82,881	82,006
Residential mortgages	336,810	335,290	329,854	315,135	321,717
Consumer and home equity	343,916	339,815	328,609	318,035	315,144
Total loans	$4,925,300	$4,924,671	$4,460,447	$4,332,238	$4,281,302

DEPOSITS
Noninterest-bearing	$1,089,474	$1,071,890	$950,218	$996,296	$967,911
Savings and interest-bearing transaction accounts	3,007,784	3,046,322	2,913,414	2,855,318	2,625,325
Time deposits	985,340	946,372	757,038	790,829	806,783
Total deposits	$5,082,598	$5,064,584	$4,620,670	$4,642,443	$4,400,019

Total loans to total deposits ratio	96.9%	97.2%	96.5%	93.3%	97.3%

SELECTED AVERAGE BALANCE SHEET DATA
Loans	$4,917,109	$4,871,534	$4,393,382	$4,296,244	$4,247,443
Investment securities	854,608	858,046	823,193	811,217	811,361
Interest-earning assets	5,836,333	5,772,853	5,346,934	5,221,612	5,094,048
Total assets	6,256,523	6,183,224	5,694,827	5,570,286	5,437,540
Noninterest-bearing demand deposits	1,083,745	1,056,060	1,003,508	999,217	969,965
Savings deposits	502,340	513,270	483,606	491,095	496,630
Interest-bearing transaction accounts	2,562,365	2,554,865	2,446,325	2,319,863	2,195,553
Time deposits	961,212	890,070	769,129	789,691	792,270
Total deposits	5,109,662	5,014,265	4,702,568	4,599,866	4,454,418
Short-term borrowings	110,941	128,972	50,196	36,702	73,305
Other borrowings	283,177	306,529	288,126	291,477	283,206
Total interest-bearing liabilities	4,420,035	4,393,706	4,037,382	3,928,828	3,840,964
Stockholders' equity	689,324	673,205	613,583	603,059	593,388

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	June 30,	March 31,	Dec 31,	Sept 30,	June 30,
(Dollars in thousands)	2019	2019	2018	2018	2018

AVERAGE ANNUALIZED YIELDS (TAXABLE EQUIVALENT BASIS)
ASSETS
Loans	4.82%	4.80%	4.58%	4.54%	4.50%
Taxable investment securities and other	2.55%	2.49%	2.44%	2.26%	2.21%
Tax-exempt securities	2.74%	2.74%	2.74%	2.71%	2.66%
Federal funds sold and interest-bearing cash accounts	2.15%	2.35%	2.19%	1.87%	1.65%
Total interest-earning assets	4.46%	4.44%	4.20%	4.14%	4.12%

LIABILITIES
Savings accounts	0.06%	0.07%	0.06%	0.06%	0.06%
Interest-bearing transaction accounts	1.25%	1.18%	1.04%	0.89%	0.69%
Time deposits	1.96%	1.79%	1.79%	1.61%	1.34%
Borrowings	2.90%	2.82%	2.65%	2.66%	2.51%
Total interest-bearing liabilities	1.42%	1.34%	1.21%	1.08%	0.91%
Net interest spread (taxable equivalent basis)	3.04%	3.10%	2.99%	3.06%	3.21%

Annualized net interest margin (taxable equivalent basis)	3.39%	3.42%	3.29%	3.32%	3.43%
Annualized cost of deposits	1.00%	0.93%	0.84%	0.73%	0.59%

ASSET QUALITY DATA
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$37,979	$37,688	$37,293	$36,604	$35,644
Provision for loan losses	—	508	591	1,046	1,492
Charge-offs	(413)	(516)	(381)	(753)	(963)
Recoveries	1,096	299	185	396	431
Balance at end of period	$38,662	$37,979	$37,688	$37,293	$36,604

NET LOAN CHARGE-OFFS (RECOVERIES)
Commercial, real estate	$(85)	$67	$132	$(115)	$181
Commercial, industrial and other	(909)	50	(44)	(26)	213
Equipment financing	293	85	28	366	69
Residential mortgages	(2)	41	(2)	36	(3)
Consumer and home equity	20	(26)	82	96	72
Net (recoveries) charge-offs	$(683)	$217	$196	$357	$532

NON-PERFORMING ASSETS
Commercial, real estate	$10,205	$9,817	$7,192	$5,737	$7,353
Commercial, industrial and other	662	2,202	1,019	1,189	1,171
Equipment financing	136	383	501	441	834
Residential mortgages	1,548	1,740	1,986	2,347	2,992
Consumer and home equity	1,873	1,581	1,432	1,410	1,917
Total non-accrual loans	14,424	15,723	12,130	11,124	14,267
Property acquired through foreclosure or repossession	532	715	830	2,754	2,184
Total non-performing assets	$14,956	$16,438	$12,960	$13,878	$16,451

Loans past due 90 days or more and still accruing	$—	$78	$—	$16	$—
Loans restructured and still accruing	$5,139	$6,352	$9,293	$9,030	$7,926

Ratio of allowance for loan losses to total loans	0.78%	0.77%	0.84%	0.86%	0.85%
Total non-accrual loans to total loans	0.29%	0.32%	0.27%	0.26%	0.33%
Total non-performing assets to total assets	0.23%	0.26%	0.22%	0.25%	0.30%
Annualized net charge-offs (recoveries) to average loans	(0.06)%	0.02%	0.02%	0.03%	0.05%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)

	At or for the Quarter Ended
	June 30,	March 31,	Dec 31,	Sept 30,	June 30,
(Dollars in thousands, except per share amounts)	2019	2019	2018	2018	2018

CALCULATION OF TANGIBLE BOOK VALUE PER COMMON SHARE
Total common stockholders' equity at end of period - GAAP	$698,463	$681,343	$623,739	$607,555	$597,864
Less: Goodwill	155,830	154,153	136,433	136,433	136,433
Less: Other identifiable intangible assets	4,891	5,192	1,768	1,910	2,052
Total tangible common stockholders' equity at end of period - Non-GAAP	$537,742	$521,998	$485,538	$469,212	$459,379

Shares outstanding at end of period	50,441	50,436	47,486	47,485	47,484

Book value per share - GAAP	$13.85	$13.51	$13.14	$12.79	$12.59

Tangible book value per share - Non-GAAP	$10.66	$10.35	$10.22	$9.88	$9.67

CALCULATION OF TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS
Total tangible common stockholders' equity at end of period - Non-GAAP	$537,742	$521,998	$485,538	$469,212	$459,379

Total assets at end of period - GAAP	$6,407,195	$6,365,063	$5,806,093	$5,627,057	$5,534,488
Less: Goodwill	155,830	154,153	136,433	136,433	136,433
Less: Other identifiable intangible assets	4,891	5,192	1,768	1,910	2,052
Total tangible assets at end of period - Non-GAAP	$6,246,474	$6,205,718	$5,667,892	$5,488,714	$5,396,003

Common equity to assets - GAAP	10.90%	10.70%	10.74%	10.80%	10.80%

Tangible common equity to tangible assets - Non-GAAP	8.61%	8.41%	8.57%	8.55%	8.51%

CALCULATION OF RETURN ON AVERAGE TANGIBLE COMMON EQUITY
Net income - GAAP	$17,457	$15,626	$15,550	$16,758	$15,838

Total average common stockholders' equity - GAAP	$689,324	$673,205	$613,583	$603,059	$593,388
Less: Average goodwill	154,171	153,562	136,433	136,433	136,433
Less: Average other identifiable intangible assets	5,058	5,254	1,844	1,982	2,134
Total average tangible common stockholders' equity - Non-GAAP	$530,095	$514,389	$475,306	$464,644	$454,821

Return on average common stockholders' equity - GAAP	10.16%	9.41%	10.05%	11.02%	10.71%

Return on average tangible common stockholders' equity - Non-GAAP	13.21%	12.32%	12.98%	14.31%	13.97%

CALCULATION OF EFFICIENCY RATIO
Total noninterest expense	$31,686	$33,984	$28,663	$27,793	$27,574
Amortization of core deposit intangibles	(301)	(304)	(142)	(142)	(153)
Merger related expenses	(318)	(2,860)	(464)	—	—
Noninterest expense, as adjusted	$31,067	$30,820	$28,057	$27,651	$27,421

Net interest income	$49,198	$48,606	$44,206	$43,624	$43,493
Total noninterest income	6,389	5,723	5,628	5,639	5,709
Total revenue	55,587	54,329	49,834	49,263	49,202
Tax-equivalent adjustment on municipal securities	105	108	109	113	114
Total revenue, as adjusted	$55,692	$54,437	$49,943	$49,376	$49,316
Efficiency ratio - Non-GAAP	55.78%	56.62%	56.18%	56.00%	55.60%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)
	For the Six Months Ended June 30,
(Dollars in thousands)	2019	2018

CALCULATION OF RETURN ON AVERAGE TANGIBLE COMMON EQUITY
Net income - GAAP	$33,083	$31,093

Total average common stockholders' equity - GAAP	$681,309	$588,571
Less: Average goodwill	$153,868	$136,433
Less: Average other identifiable intangible assets	$5,155	$2,217
Total average tangible common stockholders' equity - Non-GAAP	$522,286	$449,921

Return on average common stockholders' equity - GAAP	9.79%	10.65%

Return on average tangible common stockholders' equity - Non-GAAP	12.77%	13.94%

CALCULATION OF EFFICIENCY RATIO
Total noninterest expense	$65,670	$54,711
Amortization of core deposit intangibles	$(605)	$(310)
Merger related expenses	$(3,178)	$—
Noninterest expense, as adjusted	$61,887	$54,401

Net interest income	$97,804	$85,729
Noninterest income	$12,112	$11,043
Total revenue	$109,916	$96,772
Tax-equivalent adjustment on municipal securities	$213	$232
Total revenue, as adjusted	$110,129	$97,004
Efficiency ratio - Non-GAAP	56.20%	56.08%

Lakeland Bancorp, Inc.
Supplemental Information - Reconciliation of Net Income
(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
(Dollars in thousands, except per share amounts)	2019	2018	2019	2018

Net income - GAAP	$17,457	$15,838	$33,083	$31,093

NON-ROUTINE TRANSACTIONS, NET OF TAX
Tax deductible merger related expenses	222	—	1,878	—
Non-tax deductible merger related expenses	—	—	491	—
Net effect of non-routine transactions	222	—	2,369	—

Net income available to common shareholders excluding non-routine transactions	$17,679	$15,838	$35,452	$31,093
Less: Earnings allocated to participating securities	(147)	(146)	(287)	(287)
Net Income, excluding non-routine transactions	$17,532	$15,692	$35,165	$30,806

Weighted average shares - Basic	50,509	47,600	50,393	$47,552
Weighted average shares - Diluted	50,649	47,770	50,544	$47,753

Basic earnings per share - GAAP	$0.34	$0.33	$0.65	$0.65
Diluted earnings per share - GAAP	$0.34	$0.33	$0.65	$0.65

Basic earnings per share, adjusted for non-routine transactions	$0.35	$0.33	$0.70	$0.65
Diluted earnings per share, adjusted for non-routine transactions (Core EPS)	$0.35	$0.33	$0.70	$0.65

Return on average assets - GAAP	1.12%	1.17%	1.07%	1.16%
Return on average assets, adjusted for non-routine transactions	1.13%	1.17%	1.15%	1.16%

Return on average common stockholders' equity - GAAP	10.16%	10.71%	9.79%	10.65%
Return on average common stockholders' equity, adjusted for non-routine transactions	10.29%	10.71%	10.49%	10.65%

Return on average tangible common stockholders' equity - Non-GAAP	13.21%	13.97%	12.77%	13.94%
Return on average tangible common stockholders' equity - Non-GAAP, adjusted for non-routine transactions	13.38%	13.97%	13.69%	13.94%